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                                                                    Exhibit 10.2

                           APEX SILVER MINES LIMITED
                         CALEDONIAN HOUSE, MARY STREET
                           GEORGE TOWN, GRAND CAYMAN
                                 CAYMAN ISLANDS

                                                        March 21, 1997


Dear Investor:

     Reference is made to the terms of that certain Shareholders' Agreement (the "Agreement") dated as of August 6, 1996 by and among Apex Silver Mines Limited (the "Company"), you (or your organization, as applicable), and certain other shareholders of the Company or Apex Silver Mines LDC.

     The Company has determined that it is in its best interests to have the flexibility to increase or decrease the size of its board of directors. Therefore, the parties to the Agreement agree as follows:

     1. All defined terms used herein and not otherwise defined are as defined in the Agreement.

     2.  Section 2(c) of the Agreement is hereby amended by designating such section 2(d) and substituting the following as Section 2(c):

     "(c) Notwithstanding anything else contained in Sections 2(a) or 2(b) to the contrary, the Board shall have the authority to increase or decrease the size of the Board (and fill any vacancy occurring from such increase) so long as each of the Consolidated Representatives, the Litani Representative and the Silver Holdings Representatives approves such increase or decrease and any such new director. To the extent Litani has not exercised such right then the Consent of Litani shall be required."

     3. Except as so modified, the Agreement is hereby ratified and confirmed in all respects.

                                        APEX SILVER MINES LIMITED


                                        Thomas S. Kaplan
                                        Chairman


APPROVED AND AGREED TO AS OF THE DATE FIRST WRITTEN ABOVE.
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By:
   ----------------------------
   Name:
   Title:


PLEASE FAX SIGNED CONSENT TO:      AKIN, GUMP STRAUSS, HAUER & FELD, L.L.P.
                                   ATTENTION:     STEPHEN CULHANE, ESQ.
                                   FACSIMILE NO.: (212) 872-1002